Stock Plans	12 Months Ended
Dec. 31, 2013
Notes To Financial Statements [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments

10 – Stock plans

The Company has various stock-based incentive plans for eligible employees. All share and per share data for such plans reflect the impact of the stock split (see Note 9 – Capital stock). A description of the Company's major plans is provided below:

A.       Employee Share Investment Plan

The Company has an Employee Share Investment Plan (ESIP) giving eligible employees the opportunity to subscribe for up to 10% of their gross salaries to purchase shares of the Company's common stock on the open market and to have the Company invest, on the employees' behalf, a further 35% of the amount invested by the employees, up to 6% of their gross salaries.

       The following table provides the number of participants holding shares, the total number of ESIP shares purchased on behalf of employees, including the Company's contributions, as well as the resulting expense recorded for the years ended December 31, 2013, 2012 and 2011:

Year ended December 31,	2013	2012	2011
Number of participants holding shares	18,488	17,423	16,218
Total number of ESIP shares purchased on behalf of employees (millions)	2.3	2.5	2.6
Expense for Company contribution (millions)	$30	$24	$21

B.       Stock-based compensation plans

The following table provides the total stock-based compensation expense for awards under all plans, as well as the related tax benefit recognized in income, for the years ended December 31, 2013, 2012 and 2011:

In millions	Year ended December 31,	2013	2012	2011
Cash settled awards
Share Unit Plan		$92	$76	$81
Voluntary Incentive Deferral Plan		35	19	21
		127	95	102

Stock option awards		9	10	10
Total stock-based compensation expense		$136	$105	$112

Tax benefit recognized in income		$35	$25	$24

(i)       Cash settled awards

Share Unit Plan

In 2013, the Company granted 0.8 million performance share units (PSUs), previously known as restricted share units (RSUs), (0.9 million in both 2012 and 2011) to designated management employees entitling them to receive payout in cash based on the Company's share price. The PSUs granted are generally scheduled for payout after three years (“plan period”) and vest conditionally upon the attainment of a target relating to return on invested capital (ROIC) over the plan period. Such performance vesting criteria results in a performance vesting factor that ranges from 0% to 150% depending on the level of ROIC attained.

       Payout is conditional upon the attainment of a minimum share price, calculated using the average of the last three months of the plan period. In addition, commencing at various dates, for senior and executive management employees (“executive employees”), payout for PSUs is also conditional on compliance with the conditions of their benefit plans, award or employment agreements, including but not limited to non-compete, non-solicitation and non-disclosure of confidential information conditions. Current or former executive employees who breach such conditions of their benefit plans, award or employment agreements will forfeit the PSU payout. Should the Company reasonably determine that a current or former executive employee may have violated the conditions of their benefit plans, award or employment agreement, the Company may at its discretion change the manner of vesting of the PSUs to suspend payout on any PSUs pending resolution of such matter.

       The value of the payout is equal to the number of PSUs awarded multiplied by the performance vesting factor and by the 20-day average closing share price ending on January 31 of the following year. On December 31, 2013, for the 2011 grant, the level of ROIC attained resulted in a performance vesting factor of 150%. As the minimum share price condition was met, payout under the plan of approximately $80 million, calculated using the Company's average share price during the 20-day period ending on January 31, 2014, will be paid to employees meeting the conditions of their benefit plans, award or employment agreements in the first quarter of 2014.

       In February 2012, the Company's Board of Directors unanimously voted to forfeit and cancel the PSU payout of approximately $18 million otherwise due in February 2012 to its former Chief Executive Officer (CEO) after determining that the former CEO was likely in breach of his non-compete and non-disclosure of confidential information conditions contained in the former CEO's employment agreement. On February 4, 2013, the Company's Executive Vice-President and Chief Operating Officer (COO) resigned to join the Company's major competitor in Canada. As a result of the COO's resignation, compensation amounts subject to non-compete, non-solicitation and other applicable terms of his long-term incentive award agreements and related plans, and certain amounts accumulated under non-registered pension plans and arrangements were forfeited. In February 2013, the Company entered into confidential agreements to settle these matters. As a result, in the quarter ended March 31, 2013, the stock-based compensation liability was reduced by approximately $20 million.

Voluntary Incentive Deferral Plan

The Company has a Voluntary Incentive Deferral Plan (VIDP), providing eligible senior management employees the opportunity to elect to receive their annual incentive bonus payment and other eligible incentive payments in deferred share units (DSUs). A DSU is equivalent to a common share of the Company and also earns dividends when normal cash dividends are paid on common shares. The number of DSUs received by each participant is established using the average closing price for the 20 trading days prior to and including the date of the incentive payment. For each participant, the Company will grant a further 25% of the amount elected in DSUs, which will vest over a period of four years. The election to receive eligible incentive payments in DSUs is no longer available to a participant when the value of the participant's vested DSUs is sufficient to meet the Company's stock ownership guidelines. The value of each participant's DSUs is payable in cash at the time of cessation of employment. The Company's liability for DSUs is marked-to-market at each period-end based on the Company's closing stock price.

The following table provides the 2013 activity for all cash settled awards:

	PSUs			VIDP
In millions	Nonvested	Vested		Nonvested	Vested
Outstanding at December 31, 2012	1.9	1.4	(1)	-	2.8
Granted (Payout)	0.8	(0.9)		-	(0.6)
Transferred into plan	-	-		-	0.1
Forfeited/Settled	(0.1)	(0.5)	(1)	-	-
Vested during year	(0.9)	0.9		-	-
Outstanding at December 31, 2013	1.7	0.9		-	2.3

(1)	The balance outstanding at December 31, 2012 included the units of the PSU payout otherwise due to the Company's former CEO that were in dispute which were settled in the first quarter of 2013.

The following table provides valuation and expense information for all cash settled awards:

In millions, unless otherwise indicated	PSUs (1)								VIDP (2)	Total

Year of grant	2013	2012	2011	2010	2009

Stock-based compensation expense (recovery)
recognized over requisite service period
Year ended December 31, 2013 (3)	$34	$37	$34	$(4)	$(9)	$35		$127
Year ended December 31, 2012	N/A	$24	$26	$26	$-	$19		$95
Year ended December 31, 2011	N/A	N/A	$19	$27	$35	$21		$102

Liability outstanding
December 31, 2013	$34	$61	$80	$-	$-	$145		$320
December 31, 2012	N/A	$24	$45	$70	$18	$134		$291

Fair value per unit
December 31, 2013 ($)	$55.12	$59.66	$60.56	N/A	N/A	$60.56		N/A

Fair value of awards vested during the year
Year ended December 31, 2013	$-	$-	$80	N/A	N/A	$1		$81
Year ended December 31, 2012	N/A	$-	$-	$70	N/A	$1		$71
Year ended December 31, 2011	N/A	N/A	$-	$-	$82	$1		$83

Nonvested awards at December 31, 2013
Unrecognized compensation cost	$26	$15	$-	N/A	N/A	$1		$42
Remaining recognition period (years)	2.0	1.0	N/A	N/A	N/A	N/A	(4)	N/A

Assumptions (5)
Stock price ($)	$60.56	$60.56	$60.56	N/A	N/A	$60.56		N/A
Expected stock price volatility (6)	14%	14%	N/A	N/A	N/A	N/A		N/A
Expected term (years) (7)	2.0	1.0	N/A	N/A	N/A	N/A		N/A
Risk-free interest rate (8)	1.13%	0.99%	N/A	N/A	N/A	N/A		N/A
Dividend rate ($) (9)	$0.86	$0.86	N/A	N/A	N/A	N/A		N/A

(1)									Compensation cost is based on the fair value of the awards at period-end using the lattice-based valuation model that uses the assumptions as presented herein.
(2)	Compensation cost is based on intrinsic value.
(3)									Includes the reversal of stock-based compensation expense related to the forfeiture of PSUs by the Company's former CEO and COO.
(4)									The remaining recognition period has not been quantified as it relates solely to the 25% Company grant and the dividends earned thereon, representing a minimal number of units.
(5)									Assumptions used to determine fair value are at December 31, 2013.
(6)									Based on the historical volatility of the Company's stock over a period commensurate with the expected term of the award.
(7)									Represents the remaining period of time that awards are expected to be outstanding.
(8)									Based on the implied yield available on zero-coupon government issues with an equivalent term commensurate with the expected term of the awards.
(9)	Based on the annualized dividend rate.

(ii)       Stock option awards

The Company has stock option plans for eligible employees to acquire common shares of the Company upon vesting at a price equal to the market value of the common shares at the date of granting. The options issued by the Company are conventional options that vest over a period of time. The right to exercise options generally accrues over a period of four years of continuous employment. Options are not generally exercisable during the first 12 months after the date of grant and expire after 10 years. At December 31, 2013, 20.2 million common shares remained authorized for future issuances under these plans.

              For 2013, 2012 and 2011, the Company granted 1.1 million, 1.2 million and 1.3 million, respectively, of conventional stock options to designated senior management employees that vest over a period of four years of continuous employment.

              The total number of conventional options outstanding at December 31, 2013 was 7.7 million.

       The following table provides the activity of stock option awards during 2013, and for options outstanding and exercisable at December 31, 2013, the weighted-average exercise price:

	Options outstanding		Nonvested options
		Weighted-		Weighted-
	Number	average	Number	average grant
	of options	exercise price	of options	date fair value
	In millions		In millions
Outstanding at December 31, 2012 (1)	8.5	$26.05	3.4	$7.28
Granted	1.1	$47.47	1.1	$8.52
Forfeited	(0.5)	$36.06	(0.2)	$7.93
Exercised	(1.4)	$19.54	N/A	N/A
Vested	N/A	N/A	(1.6)	$6.95
Outstanding at December 31, 2013 (1)	7.7	$30.97	2.7	$7.89
Exercisable at December 31, 2013 (1)	5.0	$25.58	N/A	N/A

(1)	Stock options with a US dollar exercise price have been translated to Canadian dollars using the foreign exchange rate in effect at the balance sheet date.

       The following table provides the number of stock options outstanding and exercisable as at December 31, 2013 by range of exercise price and their related intrinsic value, and for options outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money stock options, which represents the value that would have been received by option holders had they exercised their options on December 31, 2013 at the Company's closing stock price of $60.56.

				Options outstanding				Options exercisable
Range of exercise prices				Number of options	Weighted-average years to expiration	Weighted-average exercise price	Aggregate intrinsic value	Number of options	Weighted-average exercise price	Aggregate intrinsic value
				In millions			In millions	In millions		In millions

	$15.52	-	$18.17	0.9	2.8	$17.47	$40	0.9	$17.47	$40
	$18.18	-	$23.76	0.8	4.5	$21.96	31	0.8	$21.96	31
	$23.77	-	$30.79	2.8	4.4	$26.18	95	2.4	$26.03	84
	$30.80	-	$40.61	2.2	7.6	$37.79	50	0.8	$37.19	19
	$40.62	-	$53.34	1.0	9.1	$49.13	11	0.1	$42.25	-
Balance at December 31, 2013(1)				7.7	5.7	$30.97	$227	5.0	$25.58	$174

(1)	Stock options with a US dollar exercise price have been translated to Canadian dollars using the foreign exchange rate in effect at the balance sheet date. As at December 31, 2013, all stock options outstanding were in-the-money. The weighted-average years to expiration of exercisable stock options was 4.5 years.

The following table provides valuation and expense information for all stock option awards:

In millions, unless otherwise indicated
Year of grant	2013	2012	2011	2010	2009	2008	2007	Total

Stock-based compensation expense
recognized over requisite service period (1)
Year ended December 31, 2013	$5	$2	$1	$1	$-	N/A	N/A	$9
Year ended December 31, 2012	N/A	$4	$2	$2	$2	$-	N/A	$10
Year ended December 31, 2011	N/A	N/A	$5	$2	$2	$1	$-	$10

Fair value per unit
At grant date ($)	$8.52	$7.74	$7.83	$6.55	$6.30	$6.22	$6.68	N/A

Fair value of awards vested during the year
Year ended December 31, 2013	$-	$2	$3	$2	$4	N/A	N/A	$11
Year ended December 31, 2012	N/A	$-	$2	$2	$4	$3	N/A	$11
Year ended December 31, 2011	N/A	N/A	$-	$2	$4	$3	$3	$12

Nonvested awards at December 31, 2013
Unrecognized compensation cost	$3	$2	$1	$-	$-	N/A	N/A	$6
Remaining recognition period (years)	3.0	2.0	1.0	-	-	N/A	N/A	N/A

Assumptions
Grant price ($)	$47.47	$38.35	$34.47	$27.38	$21.07	$24.25	$26.40	N/A
Expected stock price volatility (2)	23%	26%	26%	28%	39%	27%	24%	N/A
Expected term (years) (3)	5.4	5.4	5.3	5.4	5.3	5.3	5.2	N/A
Risk-free interest rate (4)	1.41%	1.33%	2.53%	2.44%	1.97%	3.58%	4.12%	N/A
Dividend rate ($) (5)	$0.86	$0.75	$0.65	$0.54	$0.51	$0.46	$0.42	N/A

(1)	Compensation cost is based on the grant date fair value using the Black-Scholes option-pricing model that uses the assumptions at the grant date.

(2)	Based on the average of the historical volatility of the Company's stock over a period commensurate with the expected term of the award and the implied volatility from traded options on the Company's stock.

(3)	Represents the period of time that awards are expected to be outstanding. The Company uses historical data to estimate option exercise and employee termination, and groups of employees that have similar historical exercise behavior are considered separately.

(4)	Based on the implied yield available on zero-coupon government issues with an equivalent term commensurate with the expected term of the awards.

(5)	Based on the annualized dividend rate.

The following table provides information related to stock options exercised for the years ended December 31, 2013, 2012 and 2011:

In millions	Year ended December 31,	2013	2012	2011
Total intrinsic value		$45	$167	$122
Cash received upon exercise of options		$28	$101	$68
Related excess tax benefit realized		$3	$16	$9

(iii) Stock price volatility

Compensation cost for the Company's Share Unit Plan is based on the fair value of the awards at period end using the lattice-based valuation model for which a primary assumption is the Company's share price. In addition, the Company's liability for the VIDP is marked-to-market at period-end and, as such, is also reliant on the Company's share price. Fluctuations in the Company's share price cause volatility to stock-based compensation expense as recorded in net income. The Company does not currently hold any derivative financial instruments to manage this exposure. A $1 increase in the Company's share price at December 31, 2013 would have increased stock-based compensation expense by $6 million, whereas a $1 decrease in the price would have reduced it by $5 million.